SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWERS:                 MICROLOG CORPORATION
                           MICROLOG CORPORATION OF MARYLAND

DATE:                      APRIL 21, 2000

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY
BANK   ("Silicon")  and  the  borrowers  named  above  (jointly  and  severally,
"Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated March 24, 1999 (as previously amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. ELIMINATION OF AUTOMATIC RENEWAL OF MATURITY DATE. Section 6.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

              "6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date")."


         2. INTEREST RATE. Section 2 of the Schedule is hereby amended in its entirety to read as follows:

         "2.  INTEREST.

              INTEREST RATE
              (Section 1.2): A rate equal to the "Prime Rate" in effect from time to time, plus 2.0% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.


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              MINIMUM MONTHLY
              INTEREST

              (Section 1.2):            $2,000."

         3. FEES. Section 3 of the Schedule is hereby amended in its entirety to read as follows:

         "3.  FEES (Section 1.4):

              Collateral
              Monitoring  Fee:

                        (i) With respect to any calendar month in which the balance of outstanding Obligations is zero at all times during such month, $500; and

                        (ii) With respect to any other calendar month, $1,000.

                        The Collateral Monitoring Fee shall be payable in arrears, and shall be prorated for any partial calendar month at the beginning and at termination of this Agreement."

         4. NEW MATURITY DATE. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

         "4.  MATURITY DATE

              (Section 6.1): March 24, 2001, subject to early termination as provided in Section 6.2 above."

         5. 30-DAY NOTICE OF REQUEST FOR LOANS. Notwithstanding any other term or condition of the Loan Agreement, Borrower hereby agrees to provide Silicon at least 30 days' prior written notice of Borrower's first request for a Loan subsequent to the date of this Amendment, and Silicon shall have no obligation to make any Loan unless and until Borrower has complied with such notice requirement.

         6. WARRANT. Borrower hereby agrees that, within 30 days after Silicon makes its first Loan to Borrower subsequent to the date of this Amendment, Borrower shall provide Silicon with a five-year warrant (the "Warrant") to purchase a sufficient number of shares of common stock of Borrower (the "Number of Shares"), at a sufficient price per share (the "Warrant Price"), so that the product of the Warrant Price multiplied by the Number of Shares is equal to at least two percent (2.0%) of the Maximum Credit Limit in effect on the date of issuance of the Warrant (the "Issue Date"). The terms of the Warrant shall be set forth in a Warrant to Purchase Stock and related documents (including but not limited to a weighted average Anti-Dilution Agreement and a Registration Rights Agreement which grants registration rights if the shares issued upon exercise of the Warrant are not then eligible for resale under rule 144 of the Securities Act of 1933), without regard to volume restriction, which documents shall be customary and reasonable for transactions of this nature and shall be acceptable to Silicon Valley in its discretion. The Warrant shall be deemed fully earned on the Issue Date, and shall be in addition to all interest and other fees. The forms of documentation required pursuant to this section shall be finalized


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and agreed  upon prior to the date of the first Loan to Borrower  subsequent  to the date of this Amendment.

         7. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         8. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                        SILICON:

   MICROLOG CORPORATION                             SILICON VALLEY BANK

   BY____________________________                   BY__________________________
         PRESIDENT OR VICE PRESIDENT                TITLE_______________________

   BY____________________________
         SECRETARY OR ASS'T SECRETARY

   BORROWER:

   MICROLOG CORPORATION OF MARYLAND

   BY____________________________
         PRESIDENT OR VICE PRESIDENT

   BY____________________________
         SECRETARY OR ASS'T SECRETARY



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                                     CONSENT

         The undersigned guarantor acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. The Continuing Guaranty by the undersigned and the Borrowers, and any and all other documents and agreements of the undersigned in favor of Silicon shall continue in full force and effect and the same are hereby ratified and affirmed.

                                SYSTEMS FINANCIAL

                               By_______________________________
                               Title_____________________________




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